EFFECTIVE OCTOBER 21, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 21, 2010

Key Tronic Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington	99216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 928-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders was held on October 21, 2010 at which shareholders voted on proposals as follows:

		Votes For	Votes Against or Withheld	Votes Abstained	Broker Non-Votes
Proposal 1:	Election of Directors:
	James R. Bean	6,133,010	162,361		3,189,941
	Craig D. Gates	6,223,419	71,952		3,189,941
	Ronald F. Klawitter	6,070,844	224,527		3,189,941
	Dale F. Pilz	5,980,000	315,371		3,189,941
	Yacov A. Shamash	6,007,550	287,821		3,189,941
	Patrick Sweeney	6,174,109	121,262		3,189,941

Proposal 2:	Ratification of Appointment of BDO USA, LLP as independent auditors for fiscal year 2011	9,432,709	28,680	23,923	N/A

Proposal 3:	Approval of the Key Tronic Corporation 2010 Incentive Plan	5,492,716	742,440	60,215	3,189,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION
(Registrant)

Date: October 21, 2010

	By:	/s/ Ronald F. Klawitter
Ronald F. Klawitter, Executive Vice President
of Administration, CFO and Treasurer